UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 12, 2005

                             1-800-FLOWERS.COM, INC.

             (Exact name of registrant as specified in its charter)



          Delaware                    0-26841                  11-3117311
(State of incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)



               1600 Stewart Avenue                  11590
                  Westbury, NY
    (Address of principal executive offices)     (Zip Code)


                                 (516) 237-6000

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective May 12, 2005, the Board of Directors of 1-800-FLOWERS.COM, Inc.
(the "Company") appointed Deven Sharma to its Board of Directors. In addition, Mr. Sharma was appointed to serve on the Company's Audit Committee as Ms. Quinlan's replacement. Ms. Quinlan continues to serve on the Company's Compensation Committee.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



          1-800-FLOWERS.COM, Inc.
By:       /s/ William E. Shea
          William E. Shea
          Chief Financial Officer, Senior Vice-President
          Finance and Administration



Date: June 3, 2005